Exhibit 24
POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint William F. Gifford, Jr., Murray R. Garnick, Salvatore Mancuso, and W. Hildebrandt Surgner, Jr., or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2020 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of February, 2021.

                            /s/ JOHN T. CASTEEN III
                            John T. Casteen III

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint William F. Gifford, Jr., Murray R. Garnick, Salvatore Mancuso, and W. Hildebrandt Surgner, Jr., or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2020 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of February, 2021.

                            /s/ DINYAR S. DEVITRE
                            Dinyar S. Devitre

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint William F. Gifford, Jr., Murray R. Garnick, Salvatore Mancuso, and W. Hildebrandt Surgner, Jr., or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2020 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of February, 2021.

                            /s/ THOMAS F. FARRELL II
                            Thomas F. Farrell II

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint William F. Gifford, Jr., Murray R. Garnick, Salvatore Mancuso, and W. Hildebrandt Surgner, Jr., or any one or more of them, her true and lawful attorney, for her and in her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2020 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

    IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 26th day of February, 2021.

                            /s/ DEBRA J. KELLY-ENNIS
                            Debra J. Kelly-Ennis

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint William F. Gifford, Jr., Murray R. Garnick, Salvatore Mancuso, and W. Hildebrandt Surgner, Jr., or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2020 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of February, 2021.

                            /s/ W. LEO KIELY III
                            W. Leo Kiely III

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint William F. Gifford, Jr., Murray R. Garnick, Salvatore Mancuso, and W. Hildebrandt Surgner, Jr., or any one or more of them, her true and lawful attorney, for her and in her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2020 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

    IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 26th day of February, 2021.

                            /s/ KATHRYN B. MCQUADE
                            Kathryn B. McQuade

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint William F. Gifford, Jr., Murray R. Garnick, Salvatore Mancuso, and W. Hildebrandt Surgner, Jr., or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2020 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of February, 2021.

                            /s/ GEORGE MUÑOZ
                            George Muñoz

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint William F. Gifford, Jr., Murray R. Garnick, Salvatore Mancuso, and W. Hildebrandt Surgner, Jr., or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2020 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of February, 2021.

                            /s/ MARK E. NEWMAN
                            Mark E. Newman

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint William F. Gifford, Jr., Murray R. Garnick, Salvatore Mancuso, and W. Hildebrandt Surgner, Jr., or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2020 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of February, 2021.

                            /s/ NABIL Y. SAKKAB
                            Nabil Y. Sakkab

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint William F. Gifford, Jr., Murray R. Garnick, Salvatore Mancuso, and W. Hildebrandt Surgner, Jr., or any one or more of them, her true and lawful attorney, for her and in her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2020 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

    IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 26th day of February, 2021.

                            /s/ VIRGINIA E. SHANKS
                            Virginia E. Shanks

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint William F. Gifford, Jr., Murray R. Garnick, Salvatore Mancuso, and W. Hildebrandt Surgner, Jr., or any one or more of them, her true and lawful attorney, for her and in her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2020 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

    IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 26th day of February, 2021.

                            /s/ ELLEN R. STRAHLMAN
                            Ellen R. Strahlman